UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934,

as amended

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under ss. 240.14a-12

SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

EXPLANATORY NOTE

This supplement to the proxy statement on Schedule 14A (the “Proxy Statement”) filed by Signature Group Holdings, Inc. (“Signature” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 18, 2012 amends and supplements certain information contained in the Definitive Additional Materials filed by the Company with the SEC on May 30, 2012 relating to the participants in the Company’s solicitation of proxies in connection with the 2012 Annual Meeting of Stockholders to be held on July 24, 2012. “Supplemental Information to the Proxy Statement Regarding Participants” is hereby amended by inserting the information set forth below into each of the tables titled “Name, Principal Occupation and Business Address,” “Beneficial Ownership and Disclaimed Ownership”, and “Information Regarding Transactions by Participants in Securities of Signature,” respectively.

PROXY SUPPLEMENT

SUPPLEMENTAL INFORMATION TO THE PROXY STATEMENT REGARDING

PARTICIPANTS

Name, Principal Occupation and Business Address

Name	Principal Occupation	Business Address
David N. Brody	Senior Vice President, Counsel and Corporate Secretary	Signature Group Holdings, Inc., 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403

Beneficial Ownership and Disclaimed Ownership

Name	Number of Shares Beneficially Owned	Percentage Owned
David N. Brody	55,882(1)	*

*	Less than 1.00%
(1)	Includes (i) 14,215 shares held directly and (ii) 41,667 shares underlying currently exercisable options.

Information Regarding Transactions by Participants in Securities of Signature

Name	Date	Number of Shares of Common Stock	Transaction Type
David N. Brody	May 14, 2012	13,000	2
	May 8, 2012	50,000	3
	May 8, 2012	100,000	3

1 = Grant of shares of restricted common stock by Signature.

2 = Open market purchase of Signature common stock.

3 = Grant of employee stock options by Signature. The table presents the number of shares of Signature common stock for which the stock option is exercisable, subject to vesting.

4 = Private placement of Signature common stock to certain investors in connection with Signature’s emergence from bankruptcy proceedings on June 11, 2010.

5 = Private placement of warrants to certain investors in connection with Signature’s emergence from bankruptcy proceedings on June 11, 2010. The table presents the number of shares of Signature common stock for which the warrant is exercisable, subject to vesting.

6 = Shares of Signature common stock received in exchange for the cancellation of trust preferred securities previously issued by a statutory business trust of Fremont General Corporation.